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                                                                    EXHIBIT 10.1


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                               PURCHASE AGREEMENT


                                     between

                             TRIAD FINANCIAL CORP.,


                                       and


                     [TRIAD FINANCIAL SPECIAL PURPOSE LLC,]


                          Dated as of __________, 20__



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                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I CERTAIN DEFINITIONS..............................................   1


ARTICLE II PURCHASE AND SALE OF RECEIVABLES................................   2


ARTICLE III REPRESENTATIONS AND WARRANTIES.................................   3


ARTICLE IV CONDITIONS......................................................  15


ARTICLE V COVENANTS OF Triad...............................................  17


ARTICLE VI MISCELLANEOUS PROVISIONS........................................  22



ANNEX A - Defined Terms

EXHIBIT A - Assignment

SCHEDULE A - Schedule of Receivables



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               PURCHASE AGREEMENT dated as of __________, 20__, by and between
TRIAD FINANCIAL CORP., a California corporation ("Triad"), having its principal executive office at 711 Center Avenue, Suite 100, Huntington Beach, California 92647 and [TRIAD FINANCIAL SPECIAL PURPOSE LLC], a Delaware limited liability company (the "Transferor"), having its principal executive office at 711 Center Avenue, Suite 390, Huntington Beach, California 92647.

               WHEREAS, in the regular course of its business, Triad purchases and services through its auto loan programs certain motor vehicle retail installment sale contracts secured by new and used automobiles, vans, sport utility vehicles or light duty trucks acquired from motor vehicle dealers; and

               WHEREAS, Triad and the Transferor wish to set forth the terms pursuant to which the Receivables are to be sold by Triad to the Transferor, which Receivables together with the other Trust Assets will be conveyed by the Transferor to the Issuer pursuant to the [Sale and Servicing Agreement/Pooling and Servicing Agreement].

               NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration, and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                    ARTICLE I
                               CERTAIN DEFINITIONS

               Capitalized terms used herein shall have the meanings set forth in Annex A attached hereto.

               1.1. Action by or Consent of Security Holders. Whenever any provision of this Purchase Agreement refers to action to be taken, or consented to, by Security Holders, such provision shall be deemed to refer to Security Holders of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Security Holders. Solely for the purposes of any action to be taken, or consented to, by Security Holders, any Security registered in the name of Triad or any Affiliate thereof (other than a Security pledged by Triad or an Affiliate to a nonaffiliated third party) shall be deemed not to be outstanding and the aggregate principal balance evidenced thereby shall not be taken into account in determining whether the requisite principal balance necessary to effect any such action or consent has been obtained; provided, however, that, solely for the purpose of determining whether the Indenture Trustee or Trust Collateral Agent is entitled to rely upon any such action or consent, only Securities the Indenture Trustee or Trust Collateral Agent knows to be so owned shall be so disregarded.

               1.2. Material Adverse Effect. Whenever a determination is to be made under this Purchase Agreement as to whether a given event, action, course of conduct or set of facts or circumstances could or would have a material adverse effect on the Issuer or the Security Holders (or any similar or analogous determination), [such determination shall be made without taking into account the funds available from claims under the Policy]. Whenever a determination is to be made under this Purchase Agreement whether a breach of a representation, warranty or covenant has or could have a material adverse effect on a Receivable or the interest therein of the Issuer, the Security Holders [or the Security Insurer] (or any similar or analogous determination), such determination shall be made by [the Security Insurer in its sole discretion so long as no Security Insurer Default shall have occurred and be continuing].

                                   ARTICLE II

                        PURCHASE AND SALE OF RECEIVABLES

               2.1. Purchase and Sale of Receivables. On the Closing Date, subject to the terms and conditions of this Purchase Agreement, Triad agrees to sell to the Transferor, and the Transferor agrees to purchase from Triad, without recourse (subject to the obligations in this Purchase Agreement and the [Sale and Servicing Agreement/Pooling and Servicing Agreement]), all of Triad's right, title and interest in, to and under the Receivables and the other Transferred Property relating thereto. The conveyance to the Transferor of the Receivables and other Transferred Property relating thereto is intended as a sale free and clear of all liens and it is intended that such Transferred Property and other property of the Transferor shall not be part of Triad's estate in the event of the filing of a bankruptcy petition by or against Triad under any bankruptcy law.

               (a) Transfer of Receivables. On the Closing Date and simultaneously with the transactions to be consummated pursuant to the [Sale and Servicing Agreement/Pooling and Servicing Agreement], Triad shall sell, transfer, assign, grant, set over and otherwise convey to the Transferor, without recourse (subject to the obligations herein and in the [Sale and Servicing Agreement/Pooling and Servicing Agreement]), all right, title and interest of Triad in, to and under: (i) the Receivables listed in Schedule A hereto, all monies received on the Receivables after the Cutoff Date and, with respect to any Receivables which are Precomputed Receivables, the related Payahead Amount, and all Liquidation Proceeds and Recoveries received with respect to the Receivables; (ii) the security interests in the related Financed Vehicles granted by the related Obligors pursuant to the Receivables and any other interest of Triad in such Financed Vehicles, including, without limitation, the certificates of title and any other evidence of ownership with respect to such Financed Vehicles; (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates or the VSI Policy, if any, relating to the related Financed Vehicles or the related Obligors, including any rebates and premiums; (iv) property (including the right to receive future Liquidation Proceeds) that secures a Receivable and that has been acquired pursuant to the liquidation of such Receivable; (v) refunds for the costs of extended service contracts with respect to the related Financed Vehicles, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering a related Obligor or Financed Vehicle or his or her obligations with respect to such Financed Vehicle and any recourse to Dealers for any of the foregoing; (vi) the Legal Files and the Receivable Files related to each Receivable and any and all other documents that Triad keeps on file in accordance with its customary procedures relating to the Receivables, the related Obligors or the related Financed Vehicles; (vii) all amounts and property from time to time held in or credited to the Lock-Box Account, to the extent such amounts and property relate to the Receivables; (viii) any proceeds from recourse against Dealers (other than any Chargeback Obligations) including, without limitation, any Dealer Title Guaranties with respect to the Receivables, with respect to the sale of


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the Receivables; and (ix) the proceeds of any and all of the foregoing
(collectively, the property set forth in clauses (i) through (ix) above, the "Transferred Property").

               (b) Receivables Purchase Price. In consideration for the Receivables and other Transferred Property described in Section 2.1(a), the Transferor shall, on the Closing Date, pay to Triad, the Receivables Purchase Price to Triad on the Closing Date. The Receivables Purchase Price shall be paid by federal wire transfer (same day) funds.

               2.2. The Closing. The sale and purchase of the Receivables and the other Transferred Property relating thereto shall take place at a closing (the "Closing") at the offices of Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019 on the Closing Date, simultaneously with the closings under: (a) the [Sale and Servicing Agreement/Pooling and Servicing Agreement] pursuant to which the Transferor will convey all of its right, title and interest in and to the Receivables and the other Trust Assets to the Issuer;
(b) the Indenture pursuant to which the Issuer will pledge all of its right, title and interest in and to the Receivables and the other Pledged Property to the Indenture Trustee for the benefit of the Security Holders [and the Security Insurer]; (c) the Trust Agreement pursuant to which the Issuer shall be formed and the Certificate issued to the Transferor and (d) the Underwriting Agreement pursuant to which the Issuer shall sell the Securities.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

               3.1. Representations and Warranties of the Transferor. The Transferor hereby represents and warrants to Triad as of the date hereof and as of the Closing Date, on which Triad relies in selling the Receivables and the other Transferred Property, on which the Issuer relies in pledging the Receivables and the other Pledged Property to the Indenture Trustee under the Indenture [and on which the Security Insurer will rely in issuing the Policy]:

               (a) Organization and Good Standing. The Transferor is duly organized and validly existing as a [limited liability company] in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Receivables and the other Transferred Property and to convey the Receivables and the other Transferred Property to the Issuer pursuant to the [Sale and Servicing Agreement/Pooling and Servicing Agreement] and to perform its other obligations under this Purchase Agreement the [Sale and Servicing Agreement/Pooling and Servicing Agreement] and any other Basic Documents to which it is a party.

               (b) Due Qualification. The Transferor is duly qualified to do business as a foreign [limited liability company] in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business (including, without limitation, the purchase of the Receivables from Triad hereunder, the conveyance of the Receivables by the Transferor pursuant to the [Sale and Servicing Agreement/Pooling and Servicing Agreement], and the performance of its other obligations


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under this Purchase Agreement, the [Sale and Servicing Agreement/Pooling and
Servicing Agreement] and the other Basic Documents to which it is a party) shall require such qualifications, licenses and/or approvals, other than where the failure to obtain such license or approval would not have a material adverse effect on the ability of the Transferor to perform its obligations under this Purchase Agreement, the [Sale and Servicing Agreement/Pooling and Servicing Agreement] or any other Basic Document to which it is a party, on any Receivable or on the interest therein of the Issuer, the Security Holders [or the Security Insurer].

               (c) Power and Authority. The Transferor has the power and authority to execute and deliver this Purchase Agreement and the other Basic Documents to which it is a party and to carry out their respective terms and the execution, delivery and performance of this Purchase Agreement and the other Basic Documents to which it is a party have been duly authorized by the Transferor by all necessary corporate action.

               (d) Binding Obligation. Each of this Purchase Agreement and each other Basic Document to which the Transferor is a party shall constitute a legal, valid and binding obligation of the Transferor enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

               (e) No Violation. The execution, delivery and performance by the Transferor of this Purchase Agreement and the other Basic Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof do not conflict with, result in a breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the [limited liability company agreement] of the Transferor, or any indenture, agreement, mortgage, deed of trust, or other instrument to which the Transferor is a party or by which it is bound or to which any of its properties are subject; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any indenture, agreement, mortgage, deed of trust, or other instrument (other than the Basic Documents and the Credit and Security Agreement); nor violate any law, order, rule or regulation applicable to the Transferor of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties.

               (f) No Proceedings. There are no proceedings or investigations pending, or to the Transferor's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties: (A) asserting the invalidity of this Purchase Agreement, the [Sale and Servicing Agreement/Pooling and Servicing Agreement], the Securities or any other Basic Document; (B) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Purchase Agreement, the [Sale and Servicing Agreement/Pooling and Servicing Agreement] or any other Basic Document to which it is a party; (C) seeking any determination or ruling that might materially and adversely affect the performance by the Transferor of its obligations under, or the validity or enforceability of, this Purchase Agreement, the [Sale and Servicing Agreement/Pooling and Servicing Agreement], the Securities or any other Basic Document to which it is a party; or (D) relating to the Transferor and which might


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adversely affect the Federal or State income, excise, franchise or similar tax attributes of the Securities.

               (g) No Consents. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required to be obtained by the Transferor for the issuance or sale of the Securities or the consummation of the other transactions contemplated by this Purchase Agreement, the [Sale and Servicing Agreement/Pooling and Servicing Agreement] or any other Basic Document to which it is a party, except such as have been duly made or obtained or where the failure to obtain such consent, approval, authorization, order or declaration, or to make such filing, would not have a material adverse effect on the ability of the Transferor to perform its obligations under this Purchase Agreement, the [Sale and Servicing Agreement/Pooling and Servicing Agreement] or any other Basic Document to which it is a party or on any Receivable or the interest therein of the Issuer, the Security Holders [or the Security Insurer].

               (h) Valid Assignment. Each Receivable has been validly assigned by the Transferor to the Issuer on the Closing Date pursuant to the [Sale and Servicing Agreement/Pooling and Servicing Agreement]; and no Receivable has been sold, transferred, assigned or pledged by the Transferor to any Person other than the Issuer.

               3.2. Representations and Warranties of Triad.

               (a) Triad hereby represents and warrants to the Transferor as of the date hereof and as of the Closing Date on which the Transferor relies in purchasing the Receivables and the other Transferred Property and in conveying the Receivables and the other Trust Assets to the Issuer under the [Sale and Servicing Agreement/Pooling and Servicing Agreement], on which the Issuer relies in pledging the Receivables and the other Pledged Property to the Indenture Trustee under the Indenture [and on which the Security Insurer will rely in issuing the Policy]:

               (i) Organization and Good Standing. Triad is duly organized and validly existing as a corporation in good standing under the laws of the State of California, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted and had at all relevant times, and has, the corporate power, authority and legal right to originate, acquire, own, sell and service the Receivables and to perform its other obligations under this Purchase Agreement, and the other Basic Documents to which it is a party.

               (ii) Due Qualification. Triad is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business (including, without limitation, the origination of motor vehicle retail installment sale contracts, the sale of the Receivables to the Transferor hereunder, the servicing of the Receivables as required by the [Sale and Servicing Agreement/Pooling and Servicing Agreement] and its other obligations hereunder, under the [Sale and Servicing Agreement/Pooling and Servicing Agreement] and the other Basic Documents to which it is a party) shall require such qualifications, licenses and/or approvals, other than where


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        the failure to obtain such license, qualification or approval would not have a material adverse effect on the ability of the Transferor to perform its obligations under this Purchase Agreement, the [Sale and Servicing Agreement/Pooling and Servicing Agreement] or any other Basic Document to which it is a party or on any Receivable or the interest therein of the Transferor, the Issuer, the Security Holders [or the Security Insurer].

               (iii) Power and Authority. Triad has the corporate power and authority to execute and deliver this Purchase Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; Triad has full corporate power and authority to sell and assign the property sold and assigned to the Transferor hereunder and has duly authorized such sale and assignment to the Transferor by all necessary corporate action; and the execution, delivery and performance of this Purchase Agreement and the other Basic Documents to which it is a party have been duly authorized by Triad by all necessary corporate action.

               (iv) Valid Sale; Binding Obligation. This Purchase Agreement effects a valid sale, transfer and assignment of the Receivables and the other Transferred Property conveyed to the Transferor pursuant to
        Section 2.1 hereof, enforceable against creditors of and purchasers from Triad; and this Purchase Agreement and each other Basic Document to which it is a party shall constitute a legal, valid and binding obligation of Triad enforceable in accordance with their respective terms, except only as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

               (v) No Violation. The execution, delivery and performance by Triad of this Purchase Agreement and the other Basic Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof do not and will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of Triad, or any indenture, agreement, mortgage, deed of trust, or other instrument to which Triad is a party or by which it is bound or to which any of its properties are subject; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument (other than this Purchase Agreement, the [Sale and Servicing Agreement/Pooling and Servicing Agreement] and the Indenture); or violate any law, order, rule or regulation applicable to Triad of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Triad or its properties, in each case other than any such Lien, conflict, breach, default or violation which would not have a material adverse effect on the interest of the Security Holders, the Transferor, the Issuer [or the Security Insurer], in a material portion of the Receivables or on the ability of Triad to perform its obligations under this Purchase Agreement, the [Sale and Servicing Agreement/Pooling and Servicing Agreement] or any other Basic Document to which it is a party.


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               (vi) No Proceedings. There are no proceedings or investigations pending, or to Triad's best knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over Triad or its properties: (A) asserting the invalidity of this Purchase Agreement, the [Sale and Servicing Agreement/Pooling and Servicing Agreement], any of the other Basic Documents to which it is a party or the Securities; (B) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Purchase Agreement, the [Sale and Servicing Agreement/Pooling and Servicing Agreement] or any other Basic Document to which it is a party; (C) seeking any determination or ruling that might materially and adversely affect the performance by Triad of its obligations under, or the validity or enforceability of, this Purchase Agreement, the [Sale and Servicing Agreement/Pooling and Servicing Agreement], any of the other Basic Documents to which it is a party or the Securities; (D) relating to Triad and which might adversely affect the Federal or State income, excise, franchise or similar tax attributes of the Securities; or (E) that could have a material adverse effect on the Receivables or the interest therein of the Transferor, the Issuer, the Security Holders [or the Security Insurer].

               (vii) No Consents. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required to be obtained by Triad for the issuance or sale of the Securities or the consummation of the other transactions contemplated by this Purchase Agreement, the [Sale and Servicing Agreement/Pooling and Servicing Agreement] or any of the other Basic Documents to which Triad is a party, except such as have been duly made or obtained, other than the failure to obtain such consent, approval, authorization, order or declaration, or to make such filing, would not have a material adverse effect on the ability of Triad to perform its obligations under the Basic Documents to which it is a party or on any Receivable or the interest therein of the Transferor, the Issuer, the Security Holders [or the Security Insurer].

               (viii) Financial Condition. Triad has a positive net worth (taking into account advances and loans from [____] or its Affiliates (other than subsidiaries of Triad) to Triad) and is able to and does pay its liabilities as they mature. Triad is not in default under any material obligation to pay money to any person except for matters being disputed in good faith which do not involve an obligation of Triad on a promissory note. Triad will not use the proceeds from the transactions contemplated by this Purchase Agreement to give any preference to any creditor or class of creditors, and this transaction will not leave Triad with remaining assets which are unreasonably small compared to its ongoing operations.

               (ix) Fraudulent Conveyance. Triad is not selling the Receivables to the Transferor with any intent to hinder, delay or defraud any of its creditors; Triad will not be rendered insolvent as a result of the sale of the Receivables to the Transferor.

               (x) Disclosure. The Triad Information does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.


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               (xi) Certificate, Statements and Reports. The officers
        certificates, statements, reports and other documents prepared by Triad and furnished by Triad to the Transferor, [the Security Insurer] or [Underwriters] pursuant to this Purchase Agreement or any other Basic Document to which Triad is a party, and in connection with the transactions contemplated hereby or thereby, when taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein or therein not misleading.

               (xii) Legal Counsel, etc. Triad has consulted with its own legal counsel and independent accountants to the extent it has deemed necessary regarding the tax, accounting and regulatory consequences of the transactions contemplated by this Purchase Agreement and the other Basic Documents, and Triad is not participating in such transactions in reliance on any representations of [Underwriters] or its affiliates, or their counsel, with respect to tax, accounting and regulatory matters.

               (xiii) Triad's Intention. The Receivables and other Transferred Property are being transferred with the intention of removing them from Triad's estate pursuant to Section 541 of the United States Bankruptcy Code, as the same may be amended from time to time.

               (b) Triad makes the following representations and warranties as to the Receivables and the other Transferred Property relating thereto on which the Transferor relies in accepting the Receivables and the other Trust Assets relating thereto, on which the Issuer relies in pledging the Receivables and the other Pledged Property to the Indenture Trustee under the Indenture [and on which the Security Insurer will rely in issuing the Policy]:

               (i) Origination Date. Each Receivable has an Origination Date on or after ___________________.

               (ii) Principal Balance/Number of Contracts. As of the Cutoff Date, the total aggregate Principal Balance of the Receivables was $___________. The Receivables are evidenced by _____ retail installment sale contracts.

               (iii) Maturity of Receivables. Each Receivable has an original term to maturity of not less than __ months and not more than __ months; the weighted average original term to maturity of the Receivables is __ months as of the Cutoff Date; the remaining term to maturity of each Receivable was __ months or less as of the Cutoff Date; the weighted average remaining term to maturity of the Receivables was __ months as of the Cutoff Date and each Receivable was originated on or before the Cutoff Date.

               (iv) Characteristics of Receivables. (A) Each Receivable (1) has been originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, such Dealer had all necessary licenses and permits to originate such Receivable in the State where such Dealer was located, has been fully and properly executed by the parties thereto and has been purchased by Triad from such Dealer under an existing Dealer Agreement with Triad, in connection with the sale of Financed Vehicles by the Dealer, and was validly assigned by such Dealer to Triad in accordance with its terms, (2) has created a valid, subsisting, and enforceable first priority security interest in favor of Triad in the Financed Vehicle, which security interest is assignable and has been validly assigned by Triad to the Transferor, which in turn has been validly assigned by the Transferor to the Issuer pursuant to the [Sale and Servicing Agreement/Pooling and Servicing Agreement], which in turn has been validly assigned by the Issuer to the Indenture Trustee pursuant to the Indenture, (3) contains customary and enforceable provisions such that the rights and remedies of the holder or assignee thereof shall be adequate for realization against the collateral of the benefits of the security, (4) provides for level monthly payments that fully amortize the Amount Financed over the original term (except for the first or last payment, which may be minimally different from the level payment) and yield interest at the Annual Percentage Rate, (5) has an Annual Percentage Rate of not less than ___%, (6) in the case of a Receivable that is a Precomputed Receivable, in the event that such Receivable is prepaid, provides for a prepayment that fully pays the Principal Balance and includes, unless prohibited by applicable law, a full month's interest, in the month of prepayment, at the Annual Percentage Rate, (7) is a Precomputed Receivable or a Simple Interest Receivable, and (8) was originated by a Dealer to an Obligor and was sold by the Dealer to Triad without any fraud or misrepresentation on the part of such Dealer or on the part of the Obligor; and (B) approximately _____% of the aggregate Principal Balance of the Receivables, constituting _____% of the number of contracts, as of the Cutoff Date, represents financing of used automobiles, vans, sport utility vehicles or light duty trucks; the remainder of the Receivables represent financing of new automobiles, vans, sport utility vehicles or light duty trucks; approximately ____% of the aggregate Principal Balance of the Receivables as of the Cutoff Date were originated under the Triad Class I program; approximately _____% of the aggregate Principal Balance of the Receivables as of the Cutoff Date were originated under the Triad Class IIA program; approximately _____% of the aggregate Principal Balance of the Receivables as of the Cutoff Date were originated under the Triad Class IIB program; approximately _____% of the aggregate Principal Balance of the Receivables as of the Cutoff Date were originated under the Triad Class III program; approximately ____% of the aggregate Principal Balance of the Receivables as of the Cutoff Date were originated under the Triad Class IV program; no Receivable shall have a payment that is more than 29 days overdue (calculated on the basis of a 360-day year of twelve 30-day months) as of the Cutoff Date; _____% of the aggregate Principal Balance of the Receivables are Precomputed Receivables and _____% of the aggregate Principal Balance of the Receivables are Simple Interest Receivables; each Receivable shall have a final scheduled payment due no later than ________________. Each Receivable was originated on or before the Cutoff Date.

               (v) Scheduled Receivable Payments. Each Receivable had an original Principal Balance of not less than $________ nor more than $_________ has an outstanding Principal Balance as of the Cutoff Date of not less than $_______ and not more than $_________ and has a first Scheduled Receivable Payment due, in the case of Precomputed Receivables, or a first scheduled due date, in the case of Simple Interest Receivables, on or prior to ________________.

               (vi) No Bankruptcies. No Obligor was bankrupt at the time of origination of the related Receivable and no Obligor on any Receivable as of the Cutoff Date was noted in the related Receivable File as having filed for bankruptcy since origination of such Receivable and neither discharged, dismissed nor reaffirmed.

               (vii) Origination of Receivables. Based on the location of the Dealers and the Principal Balances as of the Cutoff Date, approximately _____% of the Receivables were originated in California, approximately
        _____% of the Receivables were originated in Maryland, approximately
        _____% of the Receivables were originated in New York and the remaining
        _____% of the Receivables were originated in other States.

               (viii) Lock-Box. Prior to the Closing Date, each Obligor will have been notified by Triad to make payments with respect to its respective Receivable after the Cutoff Date directly to the Lock-Box, and will provide each Obligor with a monthly statement in order to enable such Obligor to make payments directly to the Lock-Box.

               (ix) Location of Legal Files; One Original. A complete Legal File with respect to each Receivable has been or prior to the Closing Date will be delivered to the Custodian at the location listed in Schedule B to the [Sale and Servicing Agreement/Pooling and Servicing Agreement]. There is only one original executed copy of each Receivable.

               (x) Schedule of Receivables; Selection Procedures. The information with respect to the Receivables set forth in the Schedule of Receivables is true and correct in all material respects as of the close of business on the Cutoff Date and the Closing Date, and no selection procedures adverse to the Issuer, the Security Holders [or to the Security Insurer] have been utilized in selecting the Receivables. The computer tape or other listing regarding the Receivables made available to the Transferor and its assigns is true and correct as of the Cutoff Date and the Closing Date in all respects. By the Closing Date, Triad will have caused the portions of Triad's servicing records relating to the Receivables to be clearly and unambiguously marked to show that the Receivables constitute part of the Trust Assets and are owned by the Issuer in accordance with the terms of the [Sale and Servicing Agreement/Pooling and Servicing Agreement].

               (xi) Compliance with Law. Each Receivable, the sale of each Financed Vehicle related thereto and the sale of any physical damage, credit life and credit accident and health insurance and any extended service contracts related thereto complied at the time the related Receivable was originated or made and at the execution of this Purchase Agreement complies in all material respects with all requirements of applicable Federal, State and local laws, and regulations thereunder including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z (including amendments to the Federal Reserve's Official Staff Commentary to Regulation Z effective October 1, 1998 concerning negative equity loans), the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, the California Automobile Sales Finance Act and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

               (xii) Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and all parties to each Receivable had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.

               (xiii) No Government, Corporate or Fleet Obligor. None of the Receivables is due from the United States of America or any State or from any agency, department, or instrumentality of the United States of America or any State. All of the Receivables are due from Obligors who are natural persons or, if any Obligor is not a natural person, (a) such entity is an obligor with respect to five or fewer Financed Vehicles and
        (b) the related Receivable or Receivables have the benefit of the personal guaranty of a natural person or persons. No Receivable has been included in a "fleet" sale (i.e., a sale to any single Obligor of more than five Financed Vehicles).

               (xiv) Security Interest in Financed Vehicle. Immediately prior to the sale, assignment, and transfer thereof, each Receivable shall be secured by a validly perfected first priority security interest in the Financed Vehicle in favor of Triad as secured party, and such security interest is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor or materials or any other non-consensual lien affecting Financed Vehicle arising subsequent to the Closing Date), and either (i) all necessary and appropriate actions have been taken that would result in the valid perfection of a first priority security interest in the Financed Vehicle in favor of Triad as secured party, and the Lien Certificate for each Financed Vehicle shows, or if a new or replacement Lien Certificate is being applied for such new or replacement Lien Certificate will be received within 150 days of the Closing Date and will show Triad named as the original secured party under any such Receivable and the holder of a first priority security interest in such Financed Vehicle, or (ii) a Dealer Title Guaranty has been obtained with respect to such Financed Vehicle. With respect to each Receivable for which the Lien Certificate has not yet been submitted to, or returned from, the Registrar of Titles, Triad has received either (i) written evidence from the related Dealer that such Lien Certificate showing Triad as the first lienholder has been applied for or (ii) a Dealer Title Guaranty with respect to such Financed Vehicle. Immediately after the sale, transfer and assignment thereof to the Issuer, each Receivable will be secured by an enforceable first priority security interest in the Financed Vehicle in favor of the Issuer as secured party, which security interest is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for the lien of the Indenture and for any lien for taxes, labor or materials affecting such Financed Vehicle and arising subsequent to the Closing Date).

               (xv) Receivables in Force. No Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the lien granted by the related Receivable in whole or in part. No provisions of any Receivable have been waived, altered, amended or modified in any respect since its origination, except by instruments or documents identified in the related Legal File on the Closing Date. No Receivable has been modified as a result of application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

               (xvi) Intentionally Omitted.

               (xvii) Intentionally Omitted.

               (xviii) No Defenses. As of the Closing Date, no right of rescission, setoff, counterclaim or defense exists or has been asserted or threatened with respect to any Receivable. The operation of the terms of any Receivable or the exercise of any right thereunder will not render such Receivable unenforceable in whole or in part or subject to any such right of rescission, setoff, counterclaim, or defense.

               (xix) No Liens. As of the Closing Date, there are no liens or claims existing or which have been filed for work, labor, storage or materials relating to a Financed Vehicle that shall be liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Receivable.

               (xx) No Default; Repossession. Except for payment delinquencies continuing for a period of not more than twenty-nine days (calculated on the basis of a 360-day year of twelve 30-day months), as of the Cutoff Date, no default, breach, violation or event permitting acceleration under the terms of any Receivable has occurred and not been cured; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation, or event permitting acceleration under the terms of any Receivable has arisen; and Triad shall not waive and has not waived any of the foregoing; and no Financed Vehicle shall have been repossessed as of the Cutoff Date.

               (xxi) Insurance; other. (A) Each Obligor has obtained insurance covering the Financed Vehicle as of the execution of the Receivable insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage which is in an amount at least equal to the lesser of
        (x) its maximum insurable value or (y) the principal amount due from the Obligor under the related Receivable and names Triad and its successors and assigns as loss payee and each Receivable requires the Obligor to obtain and maintain such insurance naming Triad and its successors and assigns as an additional insured, (B) each Receivable that finances the cost of premiums for credit life and credit accident or health insurance is covered by an insurance policy and certificate of insurance naming Triad as policyholder (creditor) under each such insurance policy and certificate of insurance and (C) as to each Receivable that finances the cost of an extended service contract, the respective Financed Vehicle which secures the Receivable is covered by an extended service contract.

               (xxii) Title. It is the intention of Triad that the transfer and assignment herein contemplated constitute a sale of the Receivables from Triad to the Transferor and that the beneficial interest in and title to such Receivables not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against Triad under any bankruptcy law. No Receivable has been sold, transferred, assigned, or pledged by Triad to any

        Person other than the Transferor or conveyed by the Transferor to any Person other than the Issuer except with respect to any such pledge that has been released on or prior to the Closing Date. Immediately prior to the transfer and assignment herein contemplated, Triad shall have good and marketable title to each Receivable, and shall be the sole owner thereof, free and clear of all Liens, claims, encumbrances, security interests, and rights of others and, immediately upon the transfer thereof, the Transferor shall have good and marketable title to each such Receivable, and shall be the sole owner thereof, free and clear of all Liens, encumbrances, security interests, and rights of others, and each such transfer has been perfected under the UCC. Immediately prior to the conveyance by the Transferor to the Issuer contemplated by the [Sale and Servicing Agreement/Pooling and Servicing Agreement], the Transferor shall have good and marketable title to each Receivable, and shall be the sole owner thereof, free and clear of all Liens, claims, encumbrances, security interests, and rights of others and, immediately upon the conveyance thereof pursuant to the [Sale and Servicing Agreement/Pooling and Servicing Agreement], the Issuer shall have good and marketable title to each such Receivable, and shall be the sole owner thereof, free and clear of all Liens, encumbrances, security interests and rights of others, and each such transfer has been perfected under the UCC. Immediately prior to the pledge by the Issuer to the Indenture Trustee contemplated by the Indenture, the Issuer shall have good and marketable title to each Receivable, and shall be the sole owner thereof, free and clear of all Liens, claims, encumbrances, security interests, and rights of others and such pledge has been perfected under the UCC. Without limiting the generality of the foregoing, no Dealer has any right, title or interest in respect of any Receivable. Neither the Transferor nor Triad has taken any action to convey any right to any Person that would result in such Person having a right to payments received under any insurance policies related to the Receivables or the Financed Vehicles or the related Dealer Agreements or to payments due under such Receivables.

               (xxiii) Lawful Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such Receivable under this Purchase Agreement shall be unlawful, void, or voidable. Triad has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Receivables.

               (xxiv) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Indenture Trustee a first priority perfected ownership interest in the Receivables and the proceeds thereof and the other Transferred Property (other than the Financed Vehicles) have been made.

               (xxv) Chattel Paper. Each Receivable constitutes "chattel paper" under the UCC.

               (xxvi) Valid and Binding Obligation of Obligor. Each Receivable is the legal, valid and binding obligation of the Obligor thereunder and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally, and all parties to such contract had full legal capacity to execute and deliver such contract and all other documents related thereto and to grant the security interest purported to be granted thereby.

               (xxvii) Tax Liens. As of the Closing Date, there is no lien or claims existing or which have been filed against the related Financed Vehicle for delinquent taxes.

               (xxviii) Title Documents. (A) If a Receivable was originated in a State in which notation of security interest on the title document of the related Financed Vehicle is required or permitted to perfect such security interest, the title document for such Receivable shows, or if a new or replacement title document is being applied for with respect to such Financed Vehicle, the title document will be received within 150 days following the Closing Date and will show, Triad named as the original secured party under the related Receivable as the holder of a first priority security interest in such Financed Vehicle and (B) if the Receivable was originated in a State in which the filing of a financing statement under the UCC is required to perfect a security interest in motor vehicles, such filings or recordings have been duly made and show Triad named as the secured party under the related Receivable, and in either case, the Indenture Trustee has the same rights as such secured party has or would have (if such secured party were still the owner of the Receivable) against all parties claiming an interest in such Financed Vehicle. With respect to each Receivable for which the relevant Dealer is temporarily unable to furnish either an original Lien Certificate or satisfactory evidence that the appropriate lien has been recorded on the related certificate of title or documentation has been submitted to the appropriate state motor vehicle authority to record such lien on such certificate of title, Triad has received the related Dealer Title Guaranty.

               (xxix) Casualty. As of the Cutoff Date, no Financed Vehicle related to a Receivable has suffered a Casualty.

               (xxx) Obligation to Dealers or Others. The Transferor and its assignees will assume no obligation to Dealers or other originators or holders of the Receivables (including, but not limited to under dealer reserves) as a result of its purchase of the Receivables.

               (xxxi) Full Amount Financed Advanced. The full Amount Financed of each Receivable has been advanced to or on behalf of each Obligor, and there are no requirements for future advances thereunder. The Obligor with respect to each Receivable does not have any option under such Receivable to borrow from any person additional funds secured by the Financed Vehicle.

               (xxxii) No Impairment. Neither Triad nor the Transferor has done anything to convey any right to any Person that would result in such Person having a right to payments due under any Receivables or otherwise to impair the rights of the Transferor, the Issuer, the Security Holders [or the Security Insurer] in any Receivable or the proceeds thereof.

               (xxxiii) Receivables Not Assumable. No Receivable is assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations to the Transferor or Triad with respect to such Receivable.

               (xxxiv) Servicing. The servicing of each Receivable and the collection practices relating thereto have been lawful and in accordance with the standards set forth in the [Sale and Servicing Agreement/Pooling and Servicing Agreement]; other than Triad and any Back-up Servicer arrangement that has been entered into, no other person has the right to service any Receivable.

               (xxxv) Illinois Receivables. (a) Triad does not own a substantial interest in the business of a Dealer within the meaning of Illinois Sales Finance Agency Act Rules and Regulations, Section 160.230(l) and
        (b) with respect to each Receivable originated in the State of Illinois,
        (i) the printed or typed portion of the related Form of Receivable complies with the requirements of 815 ILCS 375/3(b) and (ii) Triad has not, and for so long as such Receivable is outstanding shall not, place or cause to be placed on the related Financed Vehicle any collateral protection insurance in violation of 815 ILCS 180/10.

               (xxxvi) California Receivables. Each Receivable originated in the State of California has been, and at all times during the term of the [Sale and Servicing Agreement/Pooling and Servicing Agreement] will be, serviced by the Servicer in compliance with Cal. Civil Code Section 2981, et seq.

               (c) The representations and warranties contained in this Purchase Agreement are made as of the execution and delivery of this Purchase Agreement, but shall survive the sale, transfer and assignment of the Receivables and the other Transferred Property hereunder, the conveyance thereof by the Transferor to the Issuer under the [Sale and Servicing Agreement/Pooling and Servicing Agreement] and the pledge thereof by the Issuer to the Indenture Trustee under the Indenture. Triad and the Transferor agree that the Transferor will assign to the Issuer all of the Transferor's rights under this Purchase Agreement, the Issuer will assign to the Indenture Trustee all of the Issuer's rights under this Purchase Agreement and that the Indenture Trustee shall thereafter be entitled to enforce this Purchase Agreement and directly against Triad in the Indenture Trustee's own name on behalf of the Security Holders; provided, however, that such representations and warranties shall not be construed as a warranty or guaranty by Triad as to the future payments by any Obligor. The sale of the Receivables pursuant to this Purchase Agreement shall be "without recourse" except for the representations, warranties and covenants made by Triad in this Purchase Agreement or the [Sale and Servicing Agreement/Pooling and Servicing Agreement].

                                   ARTICLE IV

                                   CONDITIONS

               4.1. Conditions to Obligations of the Transferor. The obligation of the Transferor to purchase the Receivables is subject to the satisfaction of the following conditions:

               (i) Representations and Warranties True. The representations and warranties of Triad hereunder shall be true and correct on the Closing Date with the same effect as if then made, and Triad shall have performed all obligations to be performed by Triad hereunder on or prior to the Closing Date.

               (ii) Computer Files Marked. Triad shall, at its own expense, on or prior to the Closing Date, indicate in its computer files that the Receivables have been sold to the Transferor pursuant to this Purchase Agreement and conveyed to the Issuer pursuant to this [Sale and Servicing Agreement/Pooling and Servicing Agreement] and shall deliver to the Transferor the Schedule of Receivables certified by the Chairman, the President, any Vice President or the Treasurer of Triad to be true, correct and complete.

               (iii) Receivable Files Delivered. Triad shall, at its own expense, deliver the Receivable Files relating to the Receivables to the Servicer and the Legal Files relating to the Receivables to the Custodian, in each case at the offices specified in Schedule B to the [Sale and Servicing Agreement/Pooling and Servicing Agreement] on or prior to the Closing Date.

               (iv) Documents to be delivered by Triad at the Closing.

                      (A) The Assignment. At the Closing, Triad will execute and deliver the Assignment. The Assignment shall be substantially in the form of Exhibit A hereto.

                      (B) Evidence of UCC-1 Filing. On or prior to the Closing Date, Triad shall record and file, at its own expense, a UCC-1 financing statement in each jurisdiction (including, without limitation, the State of Delaware) in which required by applicable law, executed by Triad, as seller or debtor, naming the Transferor, as purchaser or secured party, and naming the Receivables and the other Transferred Property conveyed hereunder as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of such Receivables to the Transferor. Triad shall deliver a file-stamped copy, or other evidence satisfactory to the Transferor of such filing, to the Transferor on or prior to the Closing Date.

                      (C) Evidence of UCC-3 Filings. On or prior to the Closing Date, Triad shall cause to be recorded and filed, at its own expense, UCC-3 partial releases executed by GCFP in each jurisdiction in which required by applicable law, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to release all of the right, title and interest of GCFP in and to the Receivables, including without limitation, the security interests in the Financed Vehicles securing the Receivables and any proceeds of such security interests or the Receivables. Triad shall deliver file-stamped copies, or other evidence satisfactory to the Transferor of such filings, to each of the Transferor and [the Security Insurer] on or prior to the Closing Date.

                      (D) Legal Opinions. Triad shall have delivered to the Transferor and [Underwriters] the legal opinion of Dewey Ballantine LLP, of Triad's General Counsel [and of [____]'s Corporate Counsel], with respect to bankruptcy (including true sale and nonconsolidation), corporate, tax and such other matters as [the Security Insurer], [Underwriters] and their counsel shall request, in each case, dated the Closing Date and satisfactory in form and substance to [the Security Insurer], [Underwriters] and their respective counsel.

                      (E) Other Documents. On or prior to the Closing Date, Triad shall deliver such other documents as the Transferor [or the Security Insurer] may reasonably request.

               (v) Other Transactions. The transactions contemplated by the [Sale and Servicing Agreement/Pooling and Servicing Agreement], the Indenture and the Underwritering Agreement in respect of the Receivables shall be consummated on the Closing Date.

               4.2. Conditions to Obligations of Triad. (a) The obligation of Triad to sell the Receivables to the Transferor is subject to the satisfaction of the following conditions:

               (i) Representations and Warranties True. The representations and warranties of the Transferor hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Transferor shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

               (ii) Receivables Purchase Price. At the Closing Date, the Transferor shall deliver to Triad the Receivables Purchase Price as provided in Section 2.1(b). Triad hereby directs the Transferor to wire the Receivables Purchase Price to Triad-Originations, ABA: _________, Account #___________, Triad Financial Corporation, pursuant to wire instructions to be delivered to the Transferor on or prior to the Closing Date.

                                    ARTICLE V

                               COVENANTS OF Triad

               Triad agrees with the Transferor as follows; provided, however, that to the extent that any provision of this ARTICLE V conflicts with any provision of the [Sale and Servicing Agreement/Pooling and Servicing Agreement], the [Sale and Servicing Agreement/Pooling and Servicing Agreement] shall govern:

               5.1. Protection of Right, Title and Interest.

               (a) Filings. Triad shall cause all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Transferor in and to the Receivables and the other Transferred Property to be promptly filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law (including, without limitation, the State of Delaware) fully to preserve and protect the right, title and interest of the Transferor hereunder, the Issuer under the [Sale and Servicing Agreement/Pooling and Servicing Agreement] and the Indenture Trustee on behalf of the Security Holders to the Receivables and the other Transferred Property. Triad shall deliver to the Transferor, the Owner Trustee and [the Security Insurer] file stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recordation, registration or filing. The Transferor shall cooperate fully with Triad in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 5.1(a). In the event Triad fails to perform its obligations under this subsection, the Transferor or the Trust Collateral Agent may do so at the expense of Triad.

               (b) Name and Other Changes. At least 60 days prior to the date Triad makes any change in its name, identity, corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the applicable provisions of the UCC or any title statute, Triad shall give the Trust Collateral Agent, [the Security Insurer] and the Transferor written notice of any such change and no later than five days after the effective date thereof, shall file appropriate amendments to all previously filed financing statements or continuation statements. At least 60 days prior to the date of any relocation of its principal executive office or change in its state of incorporation, Triad shall give the Trust Collateral Agent, [the Security Insurer] and the Transferor written notice thereof if, as a result of such relocation or change, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and Triad shall within five days after the effective date thereof, file any such amendment or new financing statement. Triad shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

               (c) Accounts and Records. Triad shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each).

               (d) Maintenance of Computer Systems. Triad shall maintain its computer systems so that, from and after the time of sale hereunder of the Receivables to the Transferor, the conveyance of the Receivables to the Issuer and the pledge of the Receivables to the Indenture Trustee, Triad's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly that such Receivable has been sold the Transferor and thereafter conveyed to the Issuer and pledged to the Indenture Trustee. Indication of the Transferor's, Issuer's and Indenture Trustee's interest in a Receivable shall be deleted from or modified on Triad's computer systems when, and only when, the Receivable shall have been paid in full or repurchased.

               (e) Sale of Other Receivables. If at any time Triad shall propose to sell, grant a security interest in, or otherwise transfer any interest in any automobile, van, sport utility vehicle or light duty truck receivables (other than the Receivables) to any prospective purchaser, lender, or other transferee, Triad shall give to such prospective purchaser, lender or other transferee computer tapes, records, or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been pledged to the Indenture Trustee unless such Receivable has been paid in full or repurchased.

               (f) Access to Records. Triad shall, upon reasonable notice, permit the Transferor, [the Security Insurer], the Indenture Trustee, the Trust Collateral Agent, the Servicer and their respective agents at any time during normal business hours to inspect, audit, and make copies of and abstracts from Triad's records regarding any Receivable.

               (g) List of Receivables. Upon request, Triad shall furnish to the Transferor, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then owned by the Transferor, together with a reconciliation of such list to the Schedule of Receivables.

               (h) Receivable Files. On or prior to the Closing Date, Triad shall deliver, either in hardcopy or electronic format, to the Servicer, as agent of the Trust Collateral Agent pursuant to Section 3.5(b) of the [Sale and Servicing Agreement/Pooling and Servicing Agreement], a complete Receivable File with respect to each Receivable to be kept, either in hardcopy or electronic format, at the location or locations listed in Schedule B to the [Sale and Servicing Agreement/Pooling and Servicing Agreement].

               (i) Other Actions. Triad shall from time to time, at its expense, promptly execute and deliver all further instruments and documents (including, without limitation, powers of attorney for the benefit of the Servicer) and take all further action that may be necessary or desirable to permit the Servicer to perform its obligations under the [Sale and Servicing Agreement/Pooling and Servicing Agreement], including, without limitation the Servicer's obligation to preserve and maintain the perfected security interest of the Indenture Trustee in the Receivables and the Financed Vehicles.

               5.2. Other Liens or Interests. Except for the conveyances hereunder and pursuant to the [Sale and Servicing Agreement/Pooling and Servicing Agreement] and the pledge pursuant to the Indenture, Triad will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on any interest therein, and Triad shall defend the right, title, and interest of the Transferor, the Issuer and the Indenture Trustee in, to and under such Receivables against all claims of third parties claiming through or under Triad; provided, however, that Triad's obligations under this Section 5.2 shall terminate upon the termination of the Issuer pursuant to the [Sale and Servicing Agreement/Pooling and Servicing Agreement].

               5.3. Chief Executive Office. During the term of the Receivables, Triad will maintain its chief executive office in one of the United States of America, except Louisiana or Vermont.

               5.4. Costs and Expenses. Triad will pay all expenses incident to the performance of its obligations under this Purchase Agreement and Triad agrees to pay all reasonable out-of-pocket costs and expenses of the Transferor, excluding fees and expenses of counsel to the Transferor, in connection with the perfection as against third parties of the Indenture Trustee's right, title and interest in and to the Receivables and security interests in the Financed Vehicles and the enforcement of any obligation of Triad hereunder.

               5.5. Delivery of Receivable Files and Legal Files. On or prior to the Closing Date, Triad shall deliver the related Receivable Files to the Servicer and the related Legal Files to the Custodian at the locations specified in Schedule B to the [Sale and Servicing Agreement/Pooling and Servicing Agreement]. Triad, following receipt from the Custodian of notification, pursuant to Section 3.4 of the [Sale and Servicing Agreement/Pooling and Servicing Agreement], that there has been a failure to deliver a Legal File with respect to a Receivable or that any of the documents referred to in the definition of the term "Legal File" are not contained in a Legal File or, if applicable, the related Dealer is not listed on a Dealer Title Addendum, shall deliver such Legal File or any of the aforementioned documents required to be included in such Legal File or a Dealer Title Addendum listing such Dealer to the Custodian no later than the Closing Date. Unless such defect with respect to such Receivable shall have been cured by the last day of the second Collection Period following discovery thereof, Triad hereby agrees to repurchase any such Receivable from the Issuer as of such last day. In consideration of the purchase of the Receivable, Triad shall remit the Purchase Amount in the manner specified in Section 5.5 of the [Sale and Servicing Agreement/Pooling and Servicing Agreement]. The sole remedy hereunder of the Indenture Trustee, the Trust Collateral Agent, the Issuer or the Security Holders with respect to a breach of this Section 5.5 shall be to require Triad to repurchase the Receivable pursuant to this Section 5.5. Upon receipt of the Purchase Amount, the Trust Collateral Agent shall cause the Custodian to release to Triad or its designee the related Legal File and the Servicer to release the related Receivable File and shall execute and deliver all instruments of transfer or assignment, without recourse, as are prepared by Triad and delivered to the Trust Collateral Agent and are necessary to vest in Triad or such designee the Transferor's and the Issuer's right, title and interest in the Receivable.

               5.6. Indemnification.

               (a) Triad shall defend, indemnify and hold harmless the Transferor, [the Security Insurer], the Indenture Trustee, the Back-up Servicer, the Collateral Agent, the Trust Collateral Agent, the Owner Trustee, the Issuer, the Security Holders and the Certificateholder for any liability as a result of the failure of a Receivable to be originated in compliance with all requirements of law and for any breach of any of its representations and warranties contained herein.

               (b) Triad shall defend, indemnify and hold harmless the Transferor, [the Security Insurer], the Indenture Trustee, the Back-up Servicer, the Collateral Agent, the Trust Collateral Agent, the Owner Trustee, the Issuer, the Security Holders and the Certificateholder from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership, or operation by Triad or any Affiliate thereof of a Financed Vehicle.

               (c) Triad shall defend, indemnify and hold harmless the Transferor, [the Security Insurer], the Indenture Trustee, the Back-up Servicer, the Collateral Agent, the Trust Collateral Agent, the Owner Trustee, the Issuer, the Security Holders and the Certificateholder against any and all costs, expenses, losses damages, claims and liabilities, arising out of or resulting from any action taken, or failed to be taken, by Triad in respect of any portion of the Trust Assets other than in accordance with this Purchase Agreement and any other Basic Document.

               (d) Triad shall defend, indemnify and hold harmless the Transferor, [the Security Insurer], the Indenture Trustee, the Back-up Servicer, the Collateral Agent, the Trust Collateral Agent, the Owner Trustee, the Issuer, the Security Holders and the Certificateholder from and against any and all taxes, except for taxes on the net income of the Transferor, [the Security Insurer], the Indenture Trustee, the Back-up Servicer, the Collateral Agent, the Trust Collateral Agent, the Owner Trustee, the Issuer or the Security Holders, as the case may be, that may at any time be asserted against the Transferor with respect to the transactions contemplated herein including, without limitation, any sales, general corporation, tangible personal property, privilege, or license taxes and costs and expenses in defending against the same.

               (e) Triad shall defend, indemnify and hold harmless the Transferor, [the Security Insurer], the Indenture Trustee, the Back-up Servicer, the Collateral Agent, the Trust Collateral Agent, the Owner Trustee, the Issuer, the Security Holders and the Certificateholder from and against any and all costs, expenses, losses, damages, claims and liabilities to the extent that such cost, expense, loss, damage, claim or liability arose out of, or was imposed upon the Transferor, [the Security Insurer], the Indenture Trustee, the Back-up Servicer, the Collateral Agent, the Trust Collateral Agent, the Owner Trustee, the Issuer, the Security Holders and the Certificateholder, as the case may be, through the negligence, willful misfeasance, or bad faith of Triad in the performance of its duties under this Purchase Agreement or any other Basic Document to which it is a party, or by reason of reckless disregard of Triad's obligations and duties under this Purchase Agreement or any other Basic Document to which it is a party.

               (f) Triad shall defend, indemnify and hold harmless the Transferor, [the Security Insurer], the Indenture Trustee, the Back-up Servicer, the Collateral Agent, the Trust Collateral Agent, the Owner Trustee, the Issuer, the Security Holders and the Certificateholder from and against all costs, expenses, losses, damages, claims and liabilities arising out of or incurred in connection with the acceptance or performance of Triad's duties under this Purchase Agreement and the other Basic Documents to which it is a party, including the trusts and duties as Servicer under the [Sale and Servicing Agreement/Pooling and Servicing Agreement], except to the extent that such cost, expense, loss, damage, claim or liability shall be due to the willful misfeasance, bad faith or negligence of the Transferor, [the Security Insurer], the Indenture Trustee, the Back-up Servicer, the Collateral Agent, the Trust Collateral Agent, the Owner Trustee, the Issuer or the Security Holders, as the case may be.

               (g) Triad shall defend, indemnify and hold harmless the Transferor, [the Security Insurer], the Indenture Trustee, the Back-up Servicer, the Collateral Agent, the Trust Collateral Agent, the Owner Trustee, the Issuer, the Security Holders and the Certificateholder against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from the failure of any Receivable or the sale of the related Financed Vehicle to comply with all requirements of applicable law.

               Indemnification under this Section shall include reasonable fees and expenses of litigation and shall survive termination of the Issuer. These indemnity obligations shall be in addition to any obligation that Triad may otherwise have.

               5.7. Sale. Triad agrees to treat each conveyance hereunder for all purposes (including without limitation tax and financial accounting purposes) as a sale on all relevant books, records, tax returns, financial statements and other applicable documents.

               5.8. Non-Petition. In the event of any breach of a representation and warranty made by the Transferor hereunder, Triad covenants and agrees that it shall not, until a year and a day have passed since the date on which all securities issued by the Issuer or a similar trust formed by the Transferor have been paid in full, petition or otherwise invoke the process of commencing or sustaining a case against the Transferor under any Federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Transferor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Transferor. The Transferor and Triad agree that damages will not be an adequate remedy for such breach and that this covenant may be specifically enforced by the Transferor or by the Indenture Trustee on behalf of the Issuer.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

               6.1. Obligations of Seller. The obligations of Triad under this Purchase Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

               6.2. Repurchase Events. Triad hereby covenants and agrees with the Transferor for the benefit of the Transferor, the Issuer, the Indenture Trustee, the Trust Collateral Agent, [the Security Insurer], the Security Holders and the Certificateholder, that (i) the occurrence of a breach of any of Triad's representations and warranties contained in Section 3.2(b) (without regard to any limitations regarding Triad's knowledge), and (ii) the failure of Triad to timely comply with its obligations pursuant to Section 5.5 hereof, shall constitute events obligating Triad to repurchase the affected Receivables hereunder ("Repurchase Events"), at the Purchase Amount from the Issuer. Unless the breach of any of Triad's representations and warranties shall have been cured by the last day of the second Collection Period following the discovery thereof by or notice to Triad of such breach, Triad shall repurchase any Receivable if such Receivable or the interest therein of the Transferor, the Issuer, the Security Holders, [the Security Insurer] or the Certificateholder is materially and adversely affected by the breach as of the last day of such second Collection Period and, in the event that the breach relates to a characteristic of the Receivables in the aggregate, and if the Transferor, the Issuer, the Security Holders, [the Security Insurer] or the Certificateholder is materially and adversely affected by such breach, unless the breach shall have been cured by the last day of such second Collection Period, Triad shall purchase such aggregate Principal Balance of Receivables, such that following such purchase such representation shall be true and correct with respect to the remainder of the Receivables in the aggregate. The provisions of this Section
6.2 are intended to grant the Indenture Trustee a direct right against Triad acting at the direction or with the consent of [the Security Insurer] to demand performance hereunder, and in connection therewith Triad waives any requirement of prior demand against the Transferor and waives any defaults it would have against the Transferor with respect to such repurchase obligation. In addition to the foregoing, Triad shall be under an obligation to promptly purchase from the Transferor (in its capacity as Transferor under the [Sale and Servicing Agreement/Pooling and Servicing Agreement]) any Receivable required to be repurchased by Triad pursuant to a breach of its obligations in the [Sale and Servicing Agreement/Pooling and Servicing Agreement] including, without limitation, Triad's repurchase obligations set forth in Sections 3.2 and 3.4 of the [Sale and Servicing Agreement/Pooling and Servicing Agreement]. Any such purchase described in this Section shall take place in the manner specified in
Section 5.5 of the [Sale and Servicing Agreement/Pooling and Servicing Agreement]. The sole remedy hereunder of the Security Holders, the Certificateholder, the Issuer, [the Security Insurer], the Indenture Trustee or the Transferor against Triad with respect to any Repurchase Event shall be to enforce Triad's obligation to repurchase such Receivables pursuant to this Purchase Agreement; provided, however, that Triad shall indemnify the Owner Trustee, the Issuer, the Indenture Trustee, the Trust Collateral Agent, [the Security Insurer], the Indenture Trustee, the Back-up Servicer, the Collateral Agent, the Security Holders and the Certificateholder and their respective officers, directors and employees against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them, as a result of third party claims arising out of the events or facts giving rise to a Repurchase Event. Upon receipt of the Purchase Amount, the Trust Collateral Agent shall cause the Custodian to release the related Legal File and the Servicer to release the related Receivable File to Triad and to execute and deliver all instruments of transfer or assignment, without recourse, as are necessary to vest in Triad the Transferor's and the Issuer's right, title and interest in the Receivable.

               6.3. Seller's Assignment of Purchased Receivables. With respect to all Receivables repurchased by Triad pursuant to this Purchase Agreement, the Transferor shall assign, without recourse except as provided herein, representation or warranty, to Triad all the Transferor's right, title and interest in and to such Receivables, and all security and documents relating thereto.

               6.4. Conveyance as Sale of Receivables Not Financing. The parties hereto intend that the conveyance hereunder be a sale of the Receivables and the other Transferred Property relating thereto from Triad to the Transferor and not a financing secured by such assets; and the beneficial interest in and title to Receivables and the other Transferred Property shall not be part of Triad's estate in the event of the filing of a bankruptcy petition by or against Triad under any bankruptcy law. In the event that the conveyance hereunder is for any reason not considered a sale, the parties intend that this Purchase Agreement constitute a security agreement under the UCC (as defined in the UCC as in effect in the State of New York) and applicable law, and Triad hereby grants to the Transferor a security interest in, to and under the Receivables and the other Transferred Property, and other property conveyed hereunder and all proceeds of any of the foregoing for the purpose of securing payment and performance of the Securities and the Certificate and the repayment of amounts owed to the Transferor from Triad.

               6.5. Assignment of Rights. Triad acknowledges that (i) the Transferor will, pursuant to the [Sale and Servicing Agreement/Pooling and Servicing Agreement] convey the Receivables and assign its rights under this Purchase Agreement to the Issuer and (ii) the Issuer will, pursuant to the Indenture, pledge all of its right, title and interest in the Receivables and pledge its rights under this Purchase Agreement to the Indenture Trustee for the benefit of the Security Holders and [the Security Insurer], and that the representations and warranties contained in this Purchase Agreement and the rights of the Transferor under this Purchase Agreement, including without limitation under Sections 6.2 and 6.3 hereof, are intended to benefit the Security Holders and [the Security Insurer]. Triad also acknowledges that the Indenture Trustee on behalf of the Security Holders and [the Security Insurer], as assignees of the Transferor's rights hereunder may directly enforce, without making any prior demand on the Transferor, all the rights of the Transferor hereunder including without limitation the rights under Section 6.2 and 6.3 hereof. Triad hereby consents to such sale and assignment.

               6.6. [[____] Guarantee. [____] has issued the Guarantee in favor of the Back-up Servicer, Custodian and the Trust Collateral Agent, for the benefit of the Security Holders, [and the Security Insurer].]

               6.7. Amendment. This Purchase Agreement may be amended from time to time by a written amendment duly executed and delivered by Triad and the Transferor with the prior written consent of [the Security Insurer]; provided, however, that any such amendment that materially and adversely affects the rights of the Security Holders must be consented to by the holders of Securities representing more than 50% of the Security Balance. The parties hereto agree to provide the Rating Agencies with prior notice of, and a copy of, any amendment to this Purchase Agreement.

               6.8. Accountants' Letters. (a) [Accountants] will review in accordance with procedures previously agreed to by Triad and the Transferor, certain information with respect to the characteristics of the Receivables; (b) Triad will cooperate with the Transferor and [Accountants] in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review necessary to provide the confirmation set forth in clause (a) above and to deliver the letters required of them under the Underwriting Agreement; and (c) [Accountants] will deliver to the Transferor a letter, dated the Closing Date or such later date as the Prospectus shall be available, each in the form previously agreed to by Triad and the Transferor, with respect to the financial and statistical information contained in the Prospectus under the captions "The Company/Servicer" and "The Trust Property", certain information relating to the Receivables on magnetic tape or other electronic format obtained from Triad and the Transferor and with respect to such other information as may be agreed in the form of letter.

               6.9. Waivers. No failure or delay on the part of the Transferor in exercising any power, right or remedy under this Purchase Agreement or the Assignment, shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

               6.10. Notices. All communications and notices pursuant hereto to either party [or to the Security Insurer] shall be in writing or by telegraph or telex and addressed or delivered to it at its address (or in case of telex, at its telex number at such address) shown in the opening portion of this Purchase Agreement (in the case of the parties) and with respect to the Security Insurer, at __________________________________________, Attention: ________________, Re:
Triad Auto Receivables Trust 20__-_, or, in each case, at such other address as may be designated by it by notice to the other party and, if mailed or sent by telegraph or telex, shall be deemed given when mailed, communicated to the telegraph office or transmitted by telex. [A copy of all communications and notices sent pursuant hereto to either party shall also be sent to _________________________, Attention: __________________.]

               6.11. Intentionally Omitted.

               6.12. Intentionally Omitted.

               6.13. Confidential Information. The Transferor agrees that it will neither use nor disclose to any person the names and addresses of the Obligors, except in connection with the enforcement of the Transferor's rights hereunder, under the Receivables, under the [Sale and Servicing Agreement/Pooling and Servicing Agreement] or as required by law.

               6.14. Headings and Cross-References. The various headings in this Purchase Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Purchase Agreement. References in this Purchase Agreement to Section names or numbers are to such Sections of this Purchase Agreement.

               6.15. Third Party Beneficiaries. The parties hereto hereby expressly agree that each of the Indenture Trustee for the benefit of the Security Holders, the Owner Trustee, the Certificateholder [and the Security Insurer] shall be third party beneficiaries with respect to this Purchase Agreement, provided, however, that no third party other than the Indenture Trustee for the benefit of the Security Holders [and the Security Insurer], [the Security Insurer], [Underwriters] is a third party beneficiary of this Purchase Agreement, and each such party may rely on the representations, warranties, covenants and agreements of Triad herein and therein as if they were addressed to each of them. [As a third party beneficiary to the provisions of this Purchase Agreement, the Security Insurer (so long as no Security Insurer Default shall have occurred and be continuing) and its successors and assigns shall be entitled to rely upon and directly enforce the provisions of this Purchase Agreement. Except as expressly stated otherwise herein or in the Basic Documents, any right of the Security Insurer to direct, appoint, consent to, approve of, or take any action under this Purchase Agreement, shall be a right exercised by the Security Insurer in its sole and absolute discretion. The Security Insurer may disclaim any of its rights and powers under this Purchase Agreement (but not its duties and obligations under the Policy) upon delivery of a written notice to the Indenture Trustee.]

               6.16. Governing Law. THIS PURCHASE AGREEMENT AND THE ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (EXCEPT WITH REGARD TO THE UCC).

               6.17. Counterparts. This Purchase Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

               6.18. [Effect of Policy Expiration Date. Notwithstanding anything to the contrary set forth herein, all references to any right of the Security Insurer to direct, appoint, consent to, accept, approve of, take or omit to take any action under this Purchase Agreement or any other Basic Document shall be inapplicable at all times after the Policy Expiration Date, and (i) if such reference provides for another party or parties to take or omit to take such action following a Security Insurer Default, such party or parties shall also be entitled to take or omit to take such action following the Policy Expiration Date and (ii) if such reference does not provide for another party or parties to take or omit to take such action following a Security Insurer Default, then the Indenture Trustee acting at the direction of the Majorityholders shall have the right to take or omit to take any such action following the Policy Expiration Date. In addition, any other provision of this Purchase Agreement or any other Basic Document which is operative based in whole or in part on whether a Security Insurer Default has or has not occurred shall, at all times on or after the Policy Expiration Date, be deemed to refer to whether or not the Policy Expiration Date has occurred.]

               IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                           [TRIAD FINANCIAL SPECIAL PURPOSE LLC]


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:



                                           TRIAD FINANCIAL CORPORATION


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:





                          [Signature Page to the Purchase Agreement]

                                     ANNEX A
                                  DEFINED TERMS

                                                                       EXHIBIT A
                                                              FORM OF ASSIGNMENT
                                                                   (RECEIVABLES)

                                   ASSIGNMENT

               For value received, in accordance with the Purchase Agreement dated as of __________, 20__ (the "Purchase Agreement") between the undersigned and [Triad Financial Special Purpose LLC] (the "Transferor"), the undersigned does hereby sell, transfer, assign and otherwise convey unto the Transferor, without recourse (subject to the obligations in the Purchase Agreement and the [Sale and Servicing Agreement/Pooling and Servicing Agreement]), all right, title and interest of Triad in and to: (i) the Receivables listed in Schedule A hereto, all monies received on the Receivables after the Cutoff Date and, with respect to any Receivables which are Precomputed Receivables, the related Payahead Amount and all Liquidation Proceeds and Recoveries received with respect to the Receivables; (ii) the security interests in the related Financed Vehicles granted by the related Obligors pursuant to the Receivables and any other interest of Triad in such Financed Vehicles, including, without limitation, the certificates of title and any other evidence of ownership with respect to such Financed Vehicles; (iii) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates or the VSI Policy, if any, relating to the related Financed Vehicles or the related Obligors, including any rebates or premiums; (iv) property (including the right to receive future Liquidation Proceeds) that secures a Receivable and that has been acquired pursuant to the liquidation of such Receivable; (v) refunds for the costs of extended service contracts with respect to the related Financed Vehicles, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering a related Obligor or Financed Vehicle or his or her obligations with respect to such Financed Vehicle and any recourse to Dealers for any of the foregoing; (vi) the Legal File and the Receivable File related to each Receivable and any and all other documents that Triad keeps on file in accordance with its customary procedures relating to the Receivables, the related Obligors or the related Financed Vehicles; (vii) all amounts and property from time to time held in or credited to the Lock-Box Account, to the extent such amounts and property relate to the Receivables; (viii) any proceeds from recourse against Dealers (other than any Chargeback Obligations) including, without limitation, all Dealer Title Guaranties with respect to the sale of the Receivables; and (ix) the proceeds of any and all of the foregoing. The foregoing sale does not constitute and is not intended to result in any assumption by the Transferor of any obligation of the undersigned to the Obligors, insurers or any other person in connection with the Receivables, the related Legal Files, the related Receivable Files, any insurance policies or any agreement or instrument relating to any of them.

               This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Purchase Agreement and is to be governed by the Purchase Agreement.

               Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Purchase Agreement.

               THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (EXCEPT WITH REGARD TO THE UCC).

               IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of __________, 20__.

                                           TRIAD FINANCIAL CORPORATION



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                                                      SCHEDULE A
                                                          Schedule of Receivable